UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               SCHEDULE 14A


         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential For Use of the Commission Only
    (as Permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to Section 240.14a-12



                       THE INTERGROUP CORPORATION
               ----------------------------------------------
              (Name of Registrant as Specified In Its Charter)

    ----------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
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        pursuant to Exchange Act Rule 0-11 (set forth the amount on which
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    [ ] Fee paid previously with preliminary materials.

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Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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

                          THE INTERGROUP CORPORATION
                        10940 WILSHIRE BLVD., Suite 2150
                          LOS ANGELES, CALIFORNIA 90024
                                (310) 889-2500
                              ___________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON FEBRUARY 24, 2010

To the Shareholders of The InterGroup Corporation:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The InterGroup Corporation ("InterGroup" or the "Company") for the fiscal year ended June 30, 2009, will be held at the Hilton San Francisco Financial District, 750 Kearny Street, San Francisco, CA 94108 on February 24, 2010 at 2:30 P.M. for the following purposes:

    (1) To elect two Class A Directors to serve until the fiscal 2012 Annual Meeting and until his or her successor shall have been duly elected and qualified;

    (2) To ratify the retention of Burr Pilger Mayer, Inc. as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2010;

    (3) To approve The InterGroup Corporation 2010 Omnibus Employee Incentive Plan; and

    (4) To transact such other business as may properly come before the meeting, or any postponements or adjournments thereof.

    The Board of Directors has fixed the close of business on January 11, 2010 as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting or any postponements or adjournments thereof.

    The Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2009 accompanies this Notice of Annual Meeting of Shareholders and Proxy Statement.

                                          By Order of the Board of Directors,

                                          /s/ Gary N. Jacobs

                                          Gary N. Jacobs
                                          Secretary
Los Angeles, California
January 26, 2010


YOUR PROXY IS IMPORTANT WHETHER YOU OWN A FEW OR MANY SHARES. PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE SELF-ADDRESSED, POSTAGE-PAID ENVELOPE PROVIDED. RETURN THE PROXY EVEN IF YOU PLAN TO ATTEND THE MEETING. YOU MAY ALWAYS REVOKE YOUR PROXY AND VOTE IN PERSON.

-------------------------------------------------------------------------------
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on February 24, 2010. The Company's Proxy Statement and Annual Report on Form 10-K for the fiscal year ended June 30, 2009 are also available on the Company's website at: www.intgla.com

                          THE INTERGROUP CORPORATION
                       10940 WILSHIRE BLVD., SUITE 2150
                         LOS ANGELES, CALIFORNIA 90024
                                (310) 889-2500

                                ---------------
                                PROXY STATEMENT
                                ---------------

                        ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD FEBRUARY 24, 2010

The Board of Directors of The InterGroup Corporation ("InterGroup" or the "Company") is soliciting proxies in the form enclosed with this statement in connection with its fiscal 2009 Annual Meeting of Shareholders to be held on February 24, 2010 or at any adjournments thereof. Only shareholders of record at the close of business on January 11, 2010 are entitled to notice of, and to vote at, the Annual Meeting.

Each shareholder is entitled to cast, in person or by proxy, one vote for each share held of record at the close of business on January 11, 2010. As of January 11, 2010, there were outstanding 2,398,884 shares of common stock, par value $.01 per share (the "Common Stock"). Of the total 2,398,884 shares outstanding, a majority, or 1,199,443 voting shares will constitute a quorum for the transaction of business at the meeting. The affirmative vote of the holders of the majority of the shares of the Common Stock present and represented at the meeting and entitled to vote is required to elect directors and ratify the selection of the Company's independent registered public accounting firm. The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve The InterGroup Corporation 2010 Omnibus Employee Incentive Plan.

The proxies named in the accompanying Form of Proxy will vote the shares represented thereby if the proxy appears to be valid on its face, and where specification is indicated as provided in such proxy, the shares represented will be voted in accordance with such specification. If no specification is made, the shares represented by the proxies will be voted (1) FOR the election of the Board nominees for Class A Directors for a three-year term expiring at the fiscal 2012 Annual Meeting of Shareholders; (2) FOR ratification of the appointment of Burr Pilger Mayer, Inc. as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2010; and (3) FOR approval of The InterGroup Corporation 2010 Omnibus Employee Incentive Plan.

If you give us a proxy, you can revoke it at any time before it is used. To revoke it, you may file a written notice revoking it with the Secretary of the Company, execute a proxy with a later date or attend the meeting and vote in person.

This Proxy Statement and the accompanying Form of Proxy are first being sent to shareholders on or about January 27, 2010. In addition to mailing this material to shareholders, the Company has asked banks and brokers to forward copies to persons for whom they hold stock of the Company and to request authority for the execution of proxies. The Company will reimburse banks and brokers for their reasonable out-of-pocket expenses in doing so. Officers of the Company may, without being additionally compensated, solicit proxies by mail, telephone, telegram or personal contact. All proxy soliciting expenses will be paid by the Company. The Company does not expect to employ anyone else to assist in the solicitation of proxies.

                                 Proposal No. 1

                         ELECTION OF CLASS A DIRECTORS

The Company's Certificate of Incorporation provides that the Board of Directors shall consist of not more than nine nor less than five members. The exact number of Directors is fixed by the Board prior to each year's Annual Meeting of Shareholders. The Board is divided into three staggered classes, each class having not less than one or more than three members. Each Director is elected to serve for a three-year term, and until the election and qualification of his or her successor. When vacancies on the Board occur, due to resignation or otherwise, the Directors then in office may continue to exercise the powers of the Directors and a majority of such directors may select a new Director to fill the vacancy. Any Director may resign at any time. Any Director may be removed by the vote of, or written consent of, the holders of a majority of the shares of Common Stock outstanding at a special meeting called for the purpose of removal or to ratify the recommendation of a majority of the Directors that such Director be removed.

The term of the Class A Directors expire at the fiscal 2009 Annual Meeting to be held on February 24, 2010. The Board has proposed John V. Winfield and Josef A. Grunwald as Class A Directors to serve until the fiscal 2012 Annual Meeting and until the election and qualification of their successors. The Board of Directors has been informed that the nominees have consented to being named as nominees and are willing to serve as directors if elected. However, if the nominees should be unable, or decline to serve, it is intended that the proxies will be voted for such other persons as the proxies shall, in their discretion, designate. Unless otherwise directed in the accompanying Proxy, the persons named therein will vote FOR the election of these nominees. Election requires the affirmative vote of a majority of the shares represented and voted at the Annual Meeting.


                    DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the Directors and Executive Officers of the Company:

                         Position with
    Name                  the Company         Age      Term to Expire
------------------     ------------------     ---     -----------------
Class A Directors:

John V. Winfield      Chairman of the Board;   63    Fiscal 2009 Annual Meeting
(1)(4)(6)(7)          President and Chief
                      Executive Officer
Josef A. Grunwald
(2)(3)(7)             Director and Vice        61    Fiscal 2009 Annual Meeting
                      Chairman of the Board

Class B Directors:

Gary N. Jacobs
(1)(2)(5)(6)(7)       Secretary; Director      64   Fiscal 2010 Annual Meeting

William J. Nance (1)
(2)(3)(4)(6)(7)       Director                 65   Fiscal 2010 Annual Meeting

Class C Director:

John C. Love          Director                 69   Fiscal 2011 Annual Meeting
(3)(4)(5)

Other Executive
Officers:

David C. Gonzalez     Vice President           42      N/A
                      Real Estate

David T. Nguyen       Treasurer and            36      N/A
                      Controller

Michael G. Zybala     Assistant Secretary      57      N/A
                      And Counsel
------------------

(1)  Member of the Executive Committee
(2)  Member of the Administrative and Compensation Committee
(3)  Member of the Audit Committee
(4)  Member of the Real Estate Investment Committee
(5)  Member of the Nominating Committee
(6)  Member of the Securities Investment Committee
(7)  Member of the Special Strategic Options Committee


Business Experience:

 The principal occupation and business experience during the last five years for each of the Directors and Executive Officers of the Company are as follows:

John V. Winfield -- Mr. Winfield was first appointed to the Board in 1982. He currently serves as the Company's Chairman of the Board, President and Chief Executive Officer, having first been appointed as such in 1987. Mr. Winfield also serves as President, Chairman and Chief Executive Officer of Santa Fe Financial Corporation ("Santa Fe") and Portsmouth Square, Inc. ("Portsmouth") both public companies.

Josef A. Grunwald -- Mr. Grunwald is an industrial, commercial and residential real estate developer. He serves as Chairman of PDG N.V. (Belgium), a hotel management company, and President of I.B.E. Services S.A. (Belgium), an international trading company. Mr. Grunwald was first elected to the Board in 1987 and named Vice Chairman on January 30, 2002. Mr. Grunwald is also a Director of Portsmouth.

William J. Nance -- Mr. Nance is a Certified Public Accountant and private consultant to the real estate and banking industries. He is also President of Century Plaza Printers, Inc. Mr. Nance was first elected to the Board in 1984. He served as the Company's Chief Financial Officer from 1987 to 1990 and as Treasurer from 1987 to June 2002. Mr. Nance is also a Director of Santa Fe and Portsmouth. Mr. Nance also serves as a director of Goldspring, Inc., a public company.

Gary N. Jacobs -- Mr. Jacobs is an attorney at law. He was appointed to the Board and as Secretary of the Company in 1998. Mr. Jacobs also served as a Director and General Counsel of MGM MIRAGE (NYSE: MGM) from 2000, as Secretary of MGM MIRAGE from 2002 and as Executive Vice President from 2000 to August 2009, when he became President Corporate Strategy. Mr. Jacobs retired from all of his positions with MGM MIRAGE effective, December 15, 2009.

John C. Love -- Mr. Love was appointed to the Board in 1998. Mr. Love is an international hospitality and tourism consultant and a hotel broker. He was formerly a partner in the national CPA and consulting firm of Pannell Kerr Forster. He is Chairman Emeritus of the Board of Trustees of Golden Gate University in San Francisco. Mr. Love is also a Director of Santa Fe and Portsmouth.

David C. Gonzalez -- Mr. Gonzalez was appointed Vice President Real Estate of the Company on January 31, 2001. Over the past 21 years, Mr. Gonzalez has served in numerous capacities with the Company, including Controller and Director of Real Estate.

David T. Nguyen -- Mr. Nguyen was appointed as Treasurer of the Company on February 26, 2003. Mr. Nguyen also serves as Treasurer of Santa Fe and Portsmouth, having been appointed to those positions on February 27, 2003. Mr. Nguyen is a Certified Public Accountant and, from 1995 to 1999, was employed by PricewaterhouseCoopers LLP where he was a Senior Accountant specializing in real estate. Mr. Nguyen served as the Company's Controller from 1999 to 2001 and from December 2002 to the present.

Michael G. Zybala -- Mr. Zybala is an attorney at law and has served as Assistant Secretary and legal counsel of the Company since January 1999. Mr. Zybala is also the Vice President and Secretary of Santa Fe and Portsmouth and has served as their General Counsel since 1995. Mr. Zybala has provided legal services to Santa Fe and Portsmouth since 1978.

Family Relationships: There are no family relationships among directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

Involvement in Certain Legal Proceedings: No director or executive officer, or person nominated or chosen to become a director or executive officer, was involved in any legal proceeding requiring disclosure.


                     BOARD AND COMMITTEE INFORMATION

InterGroup is a Smaller Reporting Company under the rules and regulations of the Securities and Exchange Commission ("SEC"). The Company's common stock is currently listed on the Capital Market tier of the NASDAQ Stock Market LLC ("NASDAQ"). On October 15, 2009, InterGroup received notice from the NASDAQ Staff indicating that the Company no longer meets the minimum $2.5 million shareholders' equity standard for continued listing on the NASDAQ Capital Market. The Company was granted an extension through January 28, 2010 to effectuate a plan and evidence compliance with that listing requirement. If the Company cannot evidence compliance by that date, the NASDAQ Staff will provide written notice that the Company's common stock is subject to delisting. At that time, the Company can request a hearing before a NASDAQ Listing Qualifications Panel, which may, in its discretion, determine to continue the Company's listing for a maximum of 180 calendar days from the Staff's notice to permit the Company additional time to achieve compliance.

The Board of Directors of InterGroup currently consists of five members. With the exception of the Company's President and CEO, John V. Winfield, all of InterGroup's Board of Directors consists of "independent" directors as independence is defined by the applicable rules of the SEC and NASDAQ. The Board of Directors held four meetings during the 2009 Fiscal Year (in person, telephonically or by written consent). No Director attended (whether in person, telephonically, or by written consent) less than 75% of all meetings held during the period of time he served as Director during the 2009 Fiscal Year. The independent directors also meet in executive session at least two times per year.

The Board of Directors has not established a formal process for security holders to send communications to the Board of Directors and the Board has not deemed it necessary to establish such a procedure at this time. Historically, almost all communications that the Company receives from security holders are administrative in nature and are not directed to the Board of Directors. If the Company should receive a security holder communication directed to the Board of Directors, or to an individual director, said communication will be relayed to the Board of Directors or the individual director as the case may be.

The Company does not have any formal policy with regard to board members attendance at annual meetings of shareholders but encourages each director to attend said meetings. All of the Company's directors attended the fiscal 2008 annual meeting of shareholders.

Committees:

The Company has an Executive Committee that meets in lieu of the Board upon the request of the Chairman of the Committee. Mr. Winfield is Chairman of the Executive Committee. The Committee held two meetings (in person, telephonically or by written consent) during the 2009 Fiscal Year.

The Company's Compensation Committee (the "Compensation Committee") is comprised of three "independent" members of the Board of Directors as independence is defined by the applicable rules of the SEC and NASDAQ. Mr. Nance serves as Chairman of the Compensation Committee. The Company has not established a charter for the Compensation Committee. The Compensation Committee reviews and recommends to the Board of Directors the compensation for the Company's Chief Executive Officer and other executive officers, including equity or performance based compensation and plans. The Compensation Committee seeks to design and set compensation to attract and retain highly qualified executive officers and to align their interests with those of long-term owners of the Company. The Compensation Committee may also make recommendations to the Board of Directors as to the amount and form of director compensation. The Compensation Committee has not engaged any compensation consultants in determining the amount or form of executive of director compensation, but does review and monitor published compensation surveys and studies. The Compensation Committee may delegate to the Company's Chief Executive Officer the authority determine the compensation of certain executive officers. The Compensation Committee held two meetings (in person, telephonically or by written consent) during the 2009 Fiscal Year. The Compensation Committee also oversees the Company's 2007 Stock Compensation Plan for Non-Employee Directors and the Company's 2008 Restricted Stock Unit Plan.

The Company has a Real Estate Investment Committee, which is chaired by Mr. Nance. This Committee held ten meetings (in person, telephonically or by written consent) during the 2009 Fiscal Year. The Real Estate Investment Committee reviews and considers potential acquisitions, dispositions, and financings of properties.

The Company's Nominating Committee is comprised of two "independent" directors as independence is defined by the applicable rules of the SEC and NASDAQ. The Company has not established a charter for the Nominating Committee and the Committee has no policy with regard to consideration of any director candidates recommended by security holders. As a Smaller Reporting Company whose directors own in excess of sixty percent of the voting shares of the Company, InterGroup has not deemed it appropriate to institute such a policy. There have not been any material changes to the procedures by which security holders may recommend nominees to the Company's board of directors during the last fiscal year. Mr. Love is the Chairman of the Nominating Committee. The Committee held one meeting during the 2009 Fiscal Year.

The Company's Securities Investment Committee oversees and establishes certain investment procedures and reports to the Board of Directors. The Committee's Chairman is Mr. Winfield. This committee held four meetings (in person, telephonically or by written consent) during the 2009 Fiscal Year.

The Company's Special Strategic Options Committee is chaired by Mr. Winfield. This committee held no formal meetings during the 2009 Fiscal Year, but its members consult with each other frequently on an informal basis. The Special Strategic Options Committee reviews and considers the Company's strategic options and provides guidance to accomplish its goals considering both current and prospective investment opportunities.

The Company is a Smaller Reporting Company under SEC rules. The Company's Audit Committee is currently comprised of three members: Directors Nance (Chairperson), Grunwald and Love, each of who meet the independence requirements of the SEC and NASDAQ as modified or supplemented from time to time. Directors Nance and Love also meet the Audit Committee Financial Expert requirement as defined by the SEC and NASDAQ. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility of overseeing management's conduct of the financial reporting process, the annual independent audit of the Company's financial statements, reviewing the financial reports provided by the Company to any governmental body or the public; the Company's system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial processes generally. The Audit Committee is also responsible for the selection and retention of the Company's independent auditors. The Audit Committee held six meetings during the 2009 Fiscal Year.

The Company's Board of Directors has adopted a written charter for the Audit Committee, which is reviewed on an annual basis. A copy of that written charter, as amended, is attached as Appendix A to this proxy statement.

                        EXECUTIVE COMPENSATION


Executive Officers Compensation

The following table provides certain summary information concerning compensation awarded to, earned by, or paid to the Company's principal executive officer and other named executive officers of the Company whose total compensation exceeded $100,000 for all services rendered to the Company and its subsidiaries for each of the Company's last two completed fiscal years ended
June 30, 2009 and June 30, 2008.   There are currently no employment contracts
with the executive officers. No long-term compensation, options or stock appreciation rights were granted to any of the named executive officers during the last two fiscal years.

                         SUMMARY COMPENSATION TABLE

Name and Principal        Fiscal                        Stock     All Other
Position                   Year     Salary      Bonus   Awards   Compensation       Total
-----------------------    ----   ----------    -----   ------   ------------     ----------
John V. Winfield           2009   $522,000(1)   $   -   $  0(2)    $166,000(3)    $ 688,000
Chairman, President and    2008   $522,000(1)   $   -   $  -       $166,000(3)    $ 688,000
Chief Executive Officer

David C. Gonzalez          2009   $180,000      $   -   $  -       $      -       $ 180,000
Vice President             2008   $180,000      $   -   $  -       $      -       $ 180,000
Real Estate

David T. Nguyen            2009   $180,000(4)   $   -   $  -       $      -       $ 180,000
Treasurer and              2008   $180,000(4)   $   -   $  -       $      -       $ 180,000
Controller

Michael G. Zybala          2009   $138,000(5)   $   -   $  -       $      -       $ 138,000
Asst. Secretary            2008   $138,000(5)   $   -   $  -       $      -       $ 138,000
and Counsel
-----------------------

(1) Mr. Winfield also serves as President and Chairman of the Board of the Company's subsidiary, Santa Fe, and Santa Fe's subsidiary, Portsmouth. Mr. Winfield received a salary from Santa Fe and Portsmouth in the aggregate amount of $255,000 from those entities for each of fiscal years 2009 and 2008, as well as director's fees totaling $12,000 for each year. Those amounts are included in this item.

(2) On December 21, 2008, Mr. Winfield surrendered to the Company 225,000 fully vested stock options in exchange for 84,628 Restricted Stock Units ("RSUs") pursuant to an exchange offer made by the Compensation Committee as authorized by The InterGroup Corporation 2008 Restricted Stock Unit Plan (the "RSU Plan"). Each RSU represents a promise to deliver, in the future, one share of Common Stock, subject to certain vesting requirements and other restrictions. The number of RSUs to be issued under the exchange offer was determined by multiplying the number of options that were surrendered by the difference between the exercise price of the options surrendered ($7.917) and the closing price of the Company's common stock on December 19, 2008 of $12.69, with that product divided by the closing price of the common stock on December 19, 2008. Since the value of the RSUs issued equaled the value of the options surrendered, no dollar compensation amount was recognized by the Company for financial reporting purposes with respect to the 2009 fiscal year in accordance with FAS 123R. The RSUs will be taxable as ordinary income to Mr. Winfield upon vesting and delivery of the shares of Common Stock. The issuance of the RSUs was subject to shareholder ratification and approval of the RSU Plan, which was obtained at the Company's annual meeting of shareholders held on February 18, 2008. Mr. Winfield's RSUs vest and the shares of Common Stock are issuable as follow: September 10, 2009 - 54,628 shares; September 10, 2010 - 15,000; and September 10, 2011 - 15,000 shares.

(3) Amounts include an auto allowance and compensation for a portion of the salary of an assistant. The auto allowance was $29,000 during each of the fiscal years 2009 and 2008. The amount of compensation related to the assistant was approximately $52,000 during each of the fiscal years 2009 and 2008. During fiscal 2009 and 2008, the Company and its subsidiaries also paid annual premiums in the total amount of $85,000 for split dollar whole life insurance policies owned by, and the beneficiary of which are, a trust for the benefit of Mr. Winfield's family. Of the $85,000 in premiums paid each year, Santa Fe and Portsmouth paid $43,000 of that amount. The Company has a secured right to receive, from any proceeds of the policies, reimbursement of all premiums paid prior to any payment to the beneficiary.

(4) Mr. Nguyen's salary is allocated approximately 50% to the Company and 50% to Santa Fe and Portsmouth.

(5) For fiscal 2009 and 2008, these amounts includes $94,800 in salary and Special Hotel Committee fees allocated to and paid by Portsmouth and $16,200 in salary allocated to Santa Fe.


On July 18, 2003, the disinterested members of the respective Boards of Directors of the Company's subsidiary, Santa Fe and Santa Fe's subsidiary, Portsmouth, established a performance based compensation program for the Company's CEO, John V. Winfield, to keep and retain his services as a direct and active manager of the securities portfolios of those companies. On January 12, 2004, the disinterested members of the Securities Investment Committee of InterGroup also established a performance based compensation program for Mr. Winfield, which was ratified by the Board of Directors. The Company's previous experience and results with outside money managers was not acceptable.
Pursuant to the criteria established the Board of Directors, Mr. Winfield is entitled to performance compensation for his management of the securities portfolios of the Company and its subsidiaries equal to 20% of all net investment gains generated in excess of an annual return equal to the Prime Rate of Interest (as published by the Wall Street Journal) plus 2%. Compensation amounts are earned, calculated and paid quarterly based on the results of the Company's investment portfolio for that quarter. Should the companies have a net investment loss during any quarter, Mr. Winfield would not be entitled to any further performance-based compensation until any such investment losses are recouped by the Company. This performance based compensation program may be modified or terminated at the discretion of the respective Boards of Directors. No performance based compensation was earned or paid for fiscal years ended June 30, 2009 or 2008.

Internal Revenue Code Limitations

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), provides that, in the case of a publicly held corporation, the corporation is not generally allowed to deduct remuneration paid to its chief executive officer and certain other highly compensated officers to the extent that such remuneration exceeds $1,000,000 for the taxable year. Certain remuneration, however, is not subject to disallowance, including compensation paid on a commission basis and, if certain requirements prescribed by the Code are satisfied, other performance based compensation. Since InterGroup, Santa Fe and Portsmouth are each public companies, the $1,000,000 limitation applies separately to the compensation paid by each entity. For fiscal years 2009 and 2008 no compensation paid by the Company to its CEO or other executive officers was subject the deduction disallowance prescribed by Section 162(m) of the Code.

       Outstanding Equity Awards as of Fiscal Year Ended June 30, 2009

                                    OPTION AWARDS                             STOCK AWARDS
                   --------------------------------------------------    ------------------------
                   Number of      Number of                               Number of  Market value
                   securities    securities                               shares or  of shares or
                   underlying    underlying                                units of    units of
                   unexercised   unexercised     Option      Option       stock that  stock that
                   options(#)     options(#)     exercise   expiration     have not    have not
  Name             exercisable   unexercisable   price($)      date         vested     vested(3)
--------           -----------   -------------   --------   ----------    ----------   ----------

John V. Winfield          -             -                                 84,628(2)   $1,014,690

David C. Gonzalez    12,750        2,250(1)      $13.17     01/30/2011         -               -
-----------------

(1) Mr. Gonzalez's options vest at a rate of 2,250 shares per year on each January 31st.

(2) On December 21, 2008, Mr. Winfield surrendered to the Company 225,000 fully vested stock options in exchange for 84,628 Restricted Stock Units ("RSUs")pursuant to an exchange offer made by the Compensation Committee As authorized by the Company's RSU Plan. The issuance of the RSUs was subject to shareholder ratification and approval of the RSU Plan, which was obtained at the Company's annual meeting of shareholders held on February 18, 2008. The RSUs vest and the shares of Common Stock are issuable as follow: September 10, 2009 - 54,826 shares; September 10, 2010 - 15,000 shares; and September 10, 2011 - 15,000 shares.

(3) Market value was calculated based on the closing price of the Company's Common Stock on June 30, 2009 of $11.99 per share as reported on the NASDAQ Capital Market.


                         EQUITY COMPENSATION PLANS

The Company currently has two equity compensation plans, each of which has been approved by the Company's stockholders. The Company's 1998 Stock Option Plan for Selected Key Officers, Employees and Consultants (the "Key Employee Plan") expired on December 8, 2008 and no options under the Key Employee Plan were granted in fiscal 2009. The Key Employee Plan was replaced by The InterGroup Corporation 2008 Restricted Stock Unit Plan (the "RSU Plan"), described below. The Company's 1998 Stock Option Plan for Non-Employee Directors (the "Non-Employee Director Plan") was terminated upon shareholder approval, and Board adoption, of The InterGroup Corporation 2007 Stock Compensation Plan for Non-Employee Directors (the "2007 Plan"), described below, since all options authorized to be issued under the Non-Employee Director Plan were exhausted in fiscal 2006. Any outstanding options issued under the Key Employee Plan or the Non-Employee Director Plan remain effective in accordance with their terms.

The purpose of the Company's equity compensation plans is to provide a means whereby officers, directors and key employees of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of these plans is to provide a means through which the Company may attract able individuals to become employees or serve as directors of the Company and to provide a means for such individuals to acquire and maintain stock ownership in the Company, thereby strengthening their concern for the welfare of the Company.

The InterGroup Corporation 2007 Stock Compensation Plan for Non-Employee
Directors

The 2007 Plan was approved by the shareholders of the Company on February 21, 2007, and was thereafter adopted by the Board of Directors. The 2007 Plan will terminate upon the earlier of the date all shares reserved for issuance have been awarded or February 21, 2017, if not sooner terminated by the Board upon recommendation by the Compensation Committee. The stock to be available for issuance under the 2007 Plan shall be unrestricted shares of the Company's Common Stock, par value $.01 per share, which may be unissued shares or treasury shares. Subject to certain adjustments upon changes in capitalization, a maximum of 60,000 shares of the Common Stock will be available for issuance to participants under the 2007 Plan.

All non-employee directors are eligible to participate in the 2007 Plan. Each non-employee director as of the adoption date of the 2007 Plan shall be granted an award of 600 unrestricted shares of the Company's Common Stock. On each July 1 following the adoption date of the 2007 Plan, each non-employee director shall receive an automatic grant of a number of shares of Company's Common Stock equal in value to $18,000 based on 100% of the fair market value (as defined) of the Common Stock on the date of grant, provided he or she holds such position on that date and the number of shares of Common Stock available for grant under the 2007 Plan is sufficient to permit such automatic grant. Any fractional shares resulting from such grant will be rounded up to next highest whole share. All stock awards to non-employee directors will be fully vested on the date of grant. The dollar amount of the annual grant is subject to further adjustment by the Board of Directors upon recommendation by the Compensation Committee.

The stock awards granted under the 2007 Plan are shares of unrestricted Common Stock and are fully vested on the date of grant. The right of the non-employee director to receive his or her annual grant of Common is personal to the director and is not transferable. Once received, shares of Common Stock awarded to the non-employee director are freely transferable subject to any requirements of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). On June 28, 2007, Company filed a registration statement on Form S-8 to register the shares subject to the 2007 Plan and the Company's two prior stock option plans.

Upon recommendation of the Compensation Committee, the Board may, at any time and from time to time and in any respect, amend or modify the 2007 Plan. The Board must obtain stockholder approval of any material amendment to the 2007 Plan if required by any applicable law, regulation or stock exchange rule. The Board of Directors may amend the 2007 Plan or any award agreement, which amendment may be retroactive, in order to conform it to any present or future law, regulation or ruling relating to plans of this or similar nature. No amendment or modification of the 2007 Plan or any award agreement may adversely affect any outstanding award without the written consent of the participant holding the award.

For the fiscal year ended June 30, 2009, the four non-employee directors of the Company, Josef A. Grunwald, Gary N. Jacobs, John C. Love and William J. Nance, each received a grant of 1,140 shares of Common Stock pursuant to the 2007 Plan.


The InterGroup Corporation 2008 Restricted Stock Unit Plan

On December 3, 2008, the Board of Directors adopted, subject to shareholder approval, a new equity compensation plan for its officers, directors and key employees entitled, The InterGroup Corporation 2008 Restricted Stock Unit Plan (the "RSU Plan"). The RSU Plan was approved and ratified by the shareholders on February 18, 2009.

The RSU Plan authorizes the Company to issue restricted stock units ("RSUs") as equity compensation to officers, directors and key employees of the Company on such terms and conditions established by the Compensation Committee of the Company. RSUs are not actual shares of the Company's common stock, but rather promises to deliver common stock in the future, subject to certain vesting requirements and other restrictions as may be determined by the Committee. Holders of RSUs have no voting rights with respect to the underlying shares of common stock and holders are not entitled to receive any dividends until the RSUs vest and the shares are delivered. No awards of RSUs shall vest until at least six months after shareholder approval of the Plan. Subject to certain adjustments upon changes in capitalization, a maximum of 200,000 shares of the common stock are authorized for issuance to participants under the RSU Plan. The RSU Plan will terminate ten (10) years from December 3, 2008, unless terminated sooner by the Board of Directors. After the RSU Plan is terminated, no awards may be granted but awards previously granted shall remain outstanding in accordance with the Plan and their applicable terms and conditions.

The shares to be delivered pursuant to the award of RSUs have not been registered under the Securities Act of 1933, as amended (the "1933 Act"). Following approval of the RSU Plan by the stockholders, the Company may, but shall not be obligated to, register the shares subject to the RSU Plan by filing a registration statement on Form S-8 under the 1933 Act or any other applicable law. Shares of stock issued pursuant to the Plan may bear an appropriate restrictive legend as determined by the Committee.

Under the RSU Plan, the Compensation Committee also has the power and authority to establish and implement an exchange program that would permit the Company to offer holders of awards issued under prior shareholder approved compensation plans to exchange certain options for new RSUs on terms and conditions to be set by the Committee. The exchange program is designed to increase the retention and motivational value of awards granted under prior plans. In addition, by exchanging options for RSUs, the Company will reduce the number of shares of common stock subject to equity awards, thereby reducing potential dilution to stockholders in the event of significant increases in the value of its common stock.

Pursuant to an exchange offer authorized by the Compensation Committee, a total of 5,812 RSUs were issued to four holders of Non-Employee Director stock options in exchange for a total of 36,000 stock options which were surrendered to the Company on December 7, 2008. The number of RSUs issued was determined by multiplying the number of options that were surrendered by the difference between the exercise price of the options surrendered ($8.00) and the closing price of the Company's common stock on December 5, 2008 of $9.54, with that product divided by the closing price of the common stock on December 5, 2008. The 5,812 RSUs issued pursuant to that exchange offer vested on August 19, 2009.

On December 15, 2008, the Compensation Committee authorized a similar exchange offer to the Company's CEO, John Winfield, respecting 225,000 vested stock options issued to him under the Key Employee Plan. Pursuant to that exchange offer, Mr. Winfield surrendered his 225,000 options to the Company on December 21, 2008 in exchange for 84,628 RSUs. The number of RSUs issued was based on the difference between the exercise price of the options surrendered of $7.917 and the closing price of the Company's common stock on December 19, 2008 of $12.69, using the same formula as the exchange offer to the holders of the Non-Employee Director options. The RSUs issued to Mr. Winfield vest as follows:
September 10, 2009 - 54,628 shares; September 10, 2010 - 15,000 shares; and September 10, 2011 - 15,000 shares. No stock option compensation expense was recognized related to the exchange as the fair market value of the options immediately prior to the exchange, approximated the fair value of the RSUs on the day of issuance.

Pursuant to a further exchange offer authorized by the Compensation Committee, a total of 4,775 RSUs were issued to five holders of Non-Employee Director stock options in exchange for a total of 15,000 stock options which were surrendered to the Company on June 30, 2009. The number of RSUs issued was determined by multiplying the number of options that were surrendered by the difference between the exercise price of the options surrendered ($8.17) and the closing price of the Company's common stock on June 30, 2009 of $11.99, with that product divided by the closing price of the common stock on June 30, 2009. The total of 4,775 RSUs issued pursuant to that exchange offer vested on January 7, 2010.


Compensation of Directors

Each non-employee director receives an annual cash retainer in the amount of $16,000, to be paid in equal quarterly payments. With the exception of members of the Audit Committee, non-employee directors will not receive any additional fees for attending Board or Committee meetings, but will be entitled to reimbursement of their reasonable expenses to attend such meetings. Members of the Audit Committee are paid a fee of $1,000 per quarter, with the Chair of that Committee to receive $1,500 per quarter. As an executive officer, the Company's Chairman has elected to forego his annual board fees.

Non-employee directors are also eligible for grants of equity compensation under the Company's 2007 Plan and RSU Plan. Pursuant to the 2007 Plan, each non-employee director is entitled to an annual grant of a number of shares of Common Stock of the Company equal in value to $18,000 based on the fair market value of the Common Stock on the date of grant. Non-employee directors may also be eligible to participate in exchange offers as may be authorized by the Compensation Committee under the RSU Plan to exchange previously issued stock options for RSUs.


The following table sets forth the compensation paid to directors for the fiscal year ended June 30, 2009.

                        DIRECTOR COMPENSATION

                        Fees
                       Earned
                       or Paid        Stock        All Other
     Name             in Cash(1)     Awards(2)    Compensation      Total
-----------------     ---------     ----------    ------------     -------

Josef A. Grunwald     $22,000(3)    $36,480(7)              -      $58,480

Gary N. Jacobs        $16,000       $18,000(8)              -      $34,000

John C. Love          $66,000(4)    $18,000(9)              -      $84,000

William J. Nance      $68,000(5)    $18,000(10)             -      $86,000

John V. Winfield(6)
--------------

(1) Amounts shown include board retainer fees, committee fees and meeting fees.

(2) Amounts shown reflect value of 1,140 shares of Common Stock awarded on July 1, 2008 pursuant to the 2007 Stock Compensation Plan for Non-Employee Directors based on closing price of the Company's Common Stock of $15.78 on June 30, 2008.

(3) Mr. Grunwald also serves as a director of the Company's subsidiary, Portsmouth. This amount includes $6,000 in regular board fees paid to Mr. Grunwald by Portsmouth.

 (4) Mr. Love also serves as a director of the Company's subsidiaries, Santa Fe and Portsmouth. Amounts shown include $8,000 in regular board and audit committee fees paid by Santa Fe and $8,000 in regular board and audit committee fees paid by Portsmouth. These amounts also include $30,000 in special hotel committee fees paid by Portsmouth related to the oversight of its Hotel asset.

(5) Mr. Nance also serves as a director of the Company's subsidiaries, Santa
    Fe and Portsmouth. Amounts shown include $8,000 in regular board and audit committee fees paid by Santa Fe and $8,000 in regular board and audit committee fees paid by Portsmouth. These amounts also include $30,000 in special hotel committee fees paid by Portsmouth related to the oversight of its Hotel asset.

(6) As Chief Executive Officer, the Company's Chairman, John Winfield, was not paid any board, committee or meetings fees. Mr. Winfield did receive a total of $12,000 in regular board fees from the Company's subsidiaries, which is reported on the Summary Compensation Table.

(7) Dollar amount includes compensation realized on the exercise of 12,000 stock options. Does not include 955 RSUs issued in exchange for the surrender of 3,000 stock options to the Company on June 30, 2009, as no compensation expense related to the exchange was recognized for financial statement reporting purposes in accordance with FAS 123R as the fair market value of the options immediately prior to the exchange, approximated the fair value of the RSUs on the day of issuance. The 955 RSUs vest on January 7, 2010. As of June 30, 2009, Mr. Grunwald also had an aggregate of 17,400 stock options outstanding.

(8) Dollar amount does not include 969 RSUs issued in exchange for the surrender of 6,000 stock options on December 7, 2008 and 955 RSUs issued in exchange for the surrender of 3,000 stock options to the Company on June 30, 2009, as no compensation expense related to the exchanges was recognized for financial statement reporting purposes in accordance with FAS 123R as the fair market value of the options immediately prior to the exchanges, approximated the fair value of the RSUs on the day of issuance. The 969 RSUs vest on August 19, 2009 and the 955 RSUs vest on January 7, 2010. As of June 30, 2009, Mr. Jacobs also had an aggregate of 17,400 stock options outstanding.

(9) Dollar amount does not include 969 RSUs issued in exchange for the surrender of 6,000 stock options on December 7, 2008 and 955 RSUs issued in exchange for the surrender of 3,000 stock options to the Company on June 30, 2009, as no compensation expense related to the exchanges was recognized for financial statement reporting purposes in accordance with FAS 123R as the fair market value of the options immediately prior to the exchanges, approximated the fair value of the RSUs on the day of issuance. The 969 RSUs vest on August 19, 2009 and the 955 RSUs vest on January 7, 2010. As of June 30, 2009, Mr. Love also had an aggregate of 17,400 stock options outstanding.

(10)Dollar amount does not include 1,937 RSUs issued in exchange for the surrender of 12,000 stock options on December 7, 2008 and 955 RSUs issued in exchange for the surrender of 3,000 stock options to the Company on June 30, 2009, as no compensation expense related to the exchanges was recognized for financial statement reporting purposes in accordance with FAS 123R as the fair market value of the options immediately prior to the exchanges, approximated the fair value of the RSUs on the day of issuance. The 1,937 RSUs vest on August 19, 2009 and the 955 RSUs vest on January 7, 2010. As of June 30, 2009, Mr. Nance also had an aggregate of 17,400 stock options outstanding.


Change in Control or Other Arrangements

Except for the foregoing, there are no other arrangements for compensation of Directors and there are no employment contracts between the Company and its Directors or any change in control arrangements.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and each beneficial owner of more than ten percent of the Common Stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based upon a review of the copies of such reports received by it, or written representations from certain reporting persons that no Form 5's were required for those persons, the Company believes that during fiscal 2009 all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.

      SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January 11, 2010, certain information with respect to the beneficial ownership of Common Stock of the Company by (i) those persons or groups known by the Company to own more than five percent of the outstanding shares of Common Stock, (ii) each Director and Executive Officer, and (iii) all Directors and Executive Officers as a group.


Name and Address of           Amount and Nature
Beneficial Owner (1)         of Beneficial Owner(2)     Percentage(3)
--------------------        ----------------------     -------------

John V. Winfield                1,443,581                   60.2%

Josef A. Grunwald                 129,044(3)                 5.3%

William J. Nance                   58,917(3)                 2.4%

Gary N. Jacobs                     26,927(3)(4)              1.1%

John C. Love                       23,552(3)                 1.0%

David C. Gonzalez                  30,750(5)                 1.3%

Michael G. Zybala                       0                      *

David T. Nguyen                       120                      *

All Directors and
Executive Officers as a
Group (8 persons)               1,712,891                   69.0%
------------------
*  Ownership does not exceed 1%.

(1) Unless otherwise indicated, the address for the persons listed is 10940 Wilshire Blvd., Suite 2150, Los Angeles, CA 90024.

(2) Unless otherwise indicated and subject to applicable community property laws, each person has sole voting and investment power with respect to the shares beneficially owned.

(3) Percentages are calculated on the basis of 2,398,884 shares of Common Stock outstanding at January 11, 2010, plus any securities that person has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights. The following options are included in director's shares:
Josef A. Grunwald-17,400; William J. Nance-17,400; Gary N. Jacobs-17,400; and John C. Love-17,400.

(4) Other than his options, all shares of Mr. Jacobs are held by the Gary and Robin Jacobs Family Trust.

(5) Includes 15,000 shares of which Mr. Gonzalez has the right to acquire pursuant to options.


As of January 11, 2010 the number of holders of record of the Company's Common Stock was approximately 535 Such number of owners was determined from the Company's shareholders records and does not include beneficial owners of the Company's Common Stock whose shares are held in names of various brokers, clearing agencies or other nominees. Including beneficial holders, there are approximately 900 shareholders of the Company's Common Stock.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On December 4, 1998, the Administrative and Compensation Committee authorized the Company to obtain whole life and split dollar insurance policies covering the Company's President and Chief Executive Officer, Mr. Winfield. During fiscal 2009 and 2008, the Company paid annual premiums in the amount of approximately $85,000 for the split dollar insurance policy owned by, and the beneficiary of which is, a trust for the benefit of Mr. Winfield's family. The Company has a secured right to receive, from any proceeds of the policy, reimbursement of all premiums paid prior to any payments to the beneficiary.

On June 30, 1998, the Company's Chairman and President entered into a voting trust agreement with the Company giving the Company the power to vote his 4.0% interest in the outstanding shares of the Santa Fe common stock.

As Chairman of the Securities Investment Committee, the Company's President and Chief Executive officer, John V. Winfield, oversees the investment activity of the Company in public and private markets pursuant to authority granted by the Board of Directors. Mr. Winfield also serves as Chief Executive Officer and Chairman of Santa Fe and Portsmouth and oversees the investment activity of those companies. Depending on certain market conditions and various risk factors, the Chief Executive Officer, his family, Santa Fe and Portsmouth may, at times, invest in the same companies in which the Company invests. The Company encourages such investments because it places personal resources of the Chief Executive Officer and his family members, and the resources of Santa Fe and Portsmouth, at risk in connection with investment decisions made on behalf of the Company. Under the direction of the Securities Investment Committee, the Company has instituted certain modifications to its procedures to reduce the potential for conflicts of interest.

The Company, its subsidiary Santa Fe and Santa Fe's subsidiary, Portsmouth, have established performance based compensation programs for Mr. Winfield's management of the securities portfolios of those companies. The performance based compensation program was approved by the disinterested members of the respective Boards of Directors of the Company and its subsidiaries. No performance bonus compensation was paid to Mr. Winfield for the fiscal years ended June 30, 2009 and 2008.

In August 2007, Portsmouth agreed to make a $973,000 equity investment in the Company's wholly-owned subsidiary, Intergroup Uluniu, Inc., a Hawaii corporation ("Uluniu") in exchange for a 50% equity position in Uluniu. Uluniu owns an approximately two-acre parcel of unimproved land located in Kihei, Maui, Hawaii which is held for development. Portsmouth's investment in Uluniu represents an amount equal to the costs paid by InterGroup for the acquisition and carrying costs of the property through August 2007. As of September 5, 2007, $758,000 of the investment amount was paid by Portsmouth and the proceeds were used by Uluniu to retire the mortgage on the property in the approximate amount of $756,000. On June 25, 2008, the balance of $215,000 was paid by Portsmouth to Uluniu.

Director Independence

InterGroup's common stock is listed on the NASDAQ Capital Market. InterGroup is a Smaller Reporting Company under the rules and regulations of the Securities and Exchange Commission ("SEC"). The Board of Directors of InterGroup currently consists of five members. With the exception of the Company's President and CEO, John V. Winfield, all of InterGroup's Board of Directors consists of "independent" directors as independence is defined by the applicable rules of the SEC and NASDAQ. There are no members of the Company's compensation, nominating or audit committees that do not meet those independence standards.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF JOHN V. WINFIELD AND JOSEF A. GRUNWALD AS CLASS A DIRECTORS OF THE COMPANY.

                                 PROPOSAL NO. 2

                       RATIFICATION OF THE APPOINTMENT OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed the firm of Burr Pilger Mayer, Inc. ("BPM", formerly Burr, Pilger & Mayer LLP) as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2010. BPM has served as the Company's independent registered public accounting firm since October 23, 2007. Although the action of shareholders in this matter is not required, the Audit Committee believes it is appropriate to seek shareholder ratification of this appointment. Ratification requires the affirmative vote of a majority of the shares represented and voted at the Annual Meeting.

On October 23, 2007, the Audit Committee of the Board of Directors recommended and approved the dismissal of PricewaterhouseCoopers LLP ("PWC") as the Company's independent registered public accounting firm. PWC served as the independent registered accounting firm engaged to audit the Company's financial statements for its fiscal year ended June 30, 2007. On October 23, 2007, the Audit Committee engaged and appointed BPM as the Company's new independent registered accounting firm.

The reports of PWC on the financial statements of the Company for the fiscal year ended June 30, 2007 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principle. During the fiscal year ended June 30, 2007 and through October 23, 2007, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements (as defined in Item 304(a)(1)(iv)(A) of Regulation S-B), if not resolved to the satisfaction of PWC, would have caused PWC to make reference thereto in their reports on the Company's financial statements for such years. During the fiscal year ended June 30, 2007 and through October 23, 2007, there were no reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B.

The Company provided PWC with a copy of the above disclosures and requested that PWC furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. PWC furnished a letter confirming that it agreed with the statements made by the Company.

During fiscal year ended June 30, 2007 and through October 23, 2007, there were no consultations with BPM on any matters described in Item 304(a)(2)(i) and
Item 304(a)(2)(ii) of Regulation S-B.

BPM serves as the auditors of the Justice Investors limited partnership ("Justice" or the "Partnership"). Due to the consolidation of the financial statements of Justice into those of the Company, effective July 1, 2006, the Audit Committee believed that the engagement of BPM would promote greater efficiencies and savings for the Company, especially since the hotel owned by the Partnership is now the major asset and operating entity on the Company's financial statements.

We expect that a representative of Burr Pilger Mayer, Inc. will be present at the Annual Meeting to respond to appropriate questions from Shareholders, and we will provide this representative with an opportunity to make a statement if he or she desires to do so.

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SEC UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

                         AUDIT COMMITTEE REPORT

The Audit Committee's responsibilities are described in a written charter adopted by the Board of Directors, which is attached as Appendix A to this Proxy Statement. The Audit Committee primary duties and responsibilities are to: serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; appoint and approve the compensation of the Company's independent registered public accounting firm; review and appraise the audit efforts of the Company's independent registered public accounting firm; and provide an open avenue of communications among the independent registered public accounting firm, financial and senior management, and the Board of Directors. During fiscal year ended June 30, 2009, the Company retained Burr, Pilger & Mayer LLP as its independent registered public accounting firm to provide audit and audit related services. There were no fees paid for non-audit services.

The Audit Committee reviewed and discussed the audited financial statements with management and Burr, Pilger & Mayer LLP and management represented to the Audit Committee that the consolidated financial statements were prepared in accordance with generally accepted accounting principals. The discussions with Burr, Pilger & Mayer LLP also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by SAS No. 90 with respect to quarterly financial statements. The Audit Committee has also received the written disclosures and the letter from Burr, Pilger & Mayer LLP regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), which was discussed with Burr, Pilger & Mayer LLP.

Based on the Audit Committee's review of the audited financial statements, and the review and discussions with management and Burr, Pilger & Mayer LLP referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2009 for filing with the Securities and Exchange Commission.


                            THE AUDIT COMMITTEE:
                        WILLIAM J. NANCE, CHAIRPERSON
                                JOHN C. LOVE
                             JOSEF A. GRUNWALD

Audit Fees

The aggregate fees billed for each of the last two fiscal years ended June 30, 2009 and 2008 for professional services rendered by Burr, Pilger & Mayer, LLP, the independent registered public accounting firm for the audit of the Company's annual financial statements and review of financial statements included in the Company's Form 10-Q reports or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years, were as follows:

                                              Fiscal Year
                                       -------------------------
                                         2009             2008
                                       --------         --------
               Audit Fees              $286,000         $277,000
               Audit Related Fees             -                -
               Tax Fees                       -                -
               All Other Fees                 -                -
                                       --------         --------
                   TOTAL:              $286,000         $277,000
                                       ========         ========


Audit Committee Pre-Approval Policies

The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accounting firm, subject to any de minimus exceptions that may be set for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting. All of the services described herein were approved by the Audit Committee pursuant to its pre-approval policies.

None of the hours expended on the independent registered public accounting firms' engagement to audit the Company's financial statements for the most recent fiscal year were attributed to work performed by persons other than the independent registered public accounting firm's full-time permanent employees.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BURR PILGER MAYER, INC. AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

                                PROPOSAL NO. 3

                   APPROVAL OF THE INTERGROUP CORPORATION
                    2010 OMNIBUS EMPLOYEE INCENTIVE PLAN

Based on the recommendation of the Compensation Committee of our Board of Directors, we are submitting to the shareholders for approval an incentive compensation plan for our officers and key employees, entitled, The InterGroup Corporation 2010 Omnibus Employee Incentive Plan (which we refer to as the "2010 Plan"). A majority of the outstanding shares of Common Stock are required to approve the 2010 Plan.

Our executive officers and key employees have an interest in the proposal to approve the 2010 Plan since each is an eligible participant in such awards that may be granted under the 2010 Plan by the Compensation Committee. As of January 11, 2010, there were four (4) named executive officers that are eligible participants under the 2010 Plan and 7 employees, including officers.

A copy of the 2010 Plan is attached to this Proxy Statement as Appendix B and is hereby incorporated by reference. The following summary of the key provisions of the 2010 Plan is qualified in its entirety by reference to the attached 2010 Plan document.

DESCRIPTION OF THE PLAN

GENERAL. Historically, the Company had two stock option plans. The Company's 1998 Stock Option Plan for Selected Key Officers, Employees and Consultants (the "Key Employee Plan") expired on December 8, 2008 and the Company's 1998 Stock Option Plan for Non-Employee Directors (the "Non-Employee Director Plan") was terminated upon shareholder approval, and Board adoption, of The InterGroup Corporation 2007 Stock Compensation Plan for Non-Employee Directors (the "2007 Plan"). Participation in the 2007 plan is limited to Non-Employee Directors. Awards under the Company's 2008 Restricted Stock Unit Plan, which was approved by the shareholders on February 18, 2009, are limited only to restricted stock units. The proposed 2010 Plan will provide the Company with greater flexibility in how it compensates its officers and key employees.

The 2010 Plan is to be administered by the Compensation Committee, whose members are appointed by the Board of Directors and are comprised of "independent" members of the Board of Directors as independence is defined by the applicable rules of the SEC and NASDAQ.

PURPOSE. The 2010 Plan is designed to advance our interests and those of our stockholders by providing key management employees and other eligible participants with financial incentives, through stock and performance based awards, to: align participants' interests with the interests of the Company's stockholders in our long-term success; provide management with an equity ownership tied to our performance; attract, motivate and retain executive officers and key employees; and provide incentive to management for continuous employment with us.

EFFECTIVE DATE AND TERM. The 2010 plan will be effective February 24, 2010 upon formal adoption by the Board of Directors if approved by the shareholders at the Annual Meeting. The 2010 Plan will terminate upon the earlier of the date all shares reserved for issuance have been awarded or February 23, 2020, if not sooner terminated by the Board upon recommendation by the Committee.

ADMINISTRATION AND ELIGIBILITY. Among other powers, the Compensation Committee has full and exclusive power to: interpret the terms and the intent of the 2010 Plan and any award agreement; determine eligibility for awards; determine award recipients; establish the amount and type of award; determine the fair market value of our common stock; determine the terms and conditions of awards; grant awards; and make all other determinations relating to the 2010 Plan.

The Compensation Committee may delegate to one or more of its members, agents or advisors or to one or more of our officers, or those of our subsidiaries or affiliates, such administrative duties or powers as it may deem advisable. The Compensation Committee may authorize one or more of our officers to designate employees to be recipients of awards and/or determine the size of any such award; provided that (i) the Compensation Committee may not delegate such authority with respect to awards to be granted to any of our officers or other directors or a person who beneficially owns more that ten percent of the common stock, (ii) the authorizing resolution of the Compensation Committee must state the total number of awards that may be so granted; and (iii) the officer must report periodically to the Compensation Committee about the nature and scope of the awards granted.

TYPES OF AWARDS.

GENERAL. The 2010 Plan permits the Compensation Committee, in its sole discretion, to grant various forms of incentive awards. The Compensation Committee has the power to grant stock options, SARs, performance shares, performance units and other stock based awards. Each award will be reflected in an agreement between the Company and the participant, will be subject to the applicable terms and conditions of the 2010 Plan and may also be subject to other terms and conditions consistent with the 2010 Plan that the Compensation Committee deems appropriate, including accelerated vesting or settlement in the event of a participant's death, disability or termination of employment. The provisions of the various agreements entered into under the 2010 Plan do not need to be identical.

     Stock Options. Stock options allow the participant to buy a certain number of shares of the common stock at an exercise price equal to at least the fair market value (as determined by the Compensation Committee) on the date the option is granted. Stock options may be incentive stock options intended to qualify for special tax treatment or nonqualified stock options. Specific terms of the option are set by the Compensation Committee and reflected in each award agreement. Upon exercise of a stock option, the participant may pay the exercise price using (i) cash, common stock, or a combination of cash and common stock, or (ii) a cashless exercise procedure through the participant's broker, or (iii) any other payment method approved or accepted by the Compensation Committee, including a net gain procedure. The maximum term of stock options is ten years.

     Stock Appreciation Rights. SARs entitle the participant to receive a payment equal to the "spread" between the exercise price of the right and the fair market value of the shares subject to the right on the date of exercise. SARs may be free standing or granted in tandem with a stock option. The Compensation Committee will determine the term of any SAR granted, provided that no SAR, including an SAR issued in tandem with a stock option, may be exercised after the tenth anniversary of its grant date.

     Performance Awards. The Compensation Committee may grant performance awards in the form of performance shares or performance units and will set the specific terms of any such award. The Compensation Committee will set the initial value of each performance unit at the time of grant. Each performance share will have an initial value equal to the fair market value of a share on the date of grant, as determined by the Compensation Committee. The Compensation Committee will set performance goals which, depending on the extent to which they are met, will determine the value and/or the number of performance units/shares to be paid to the participant. Holders of performance share awards will have voting rights only upon issuance of the underlying shares. The Compensation Committee may grant holders of performance share awards the right to receive dividend equivalents, which may be paid currently or accumulated and paid to the extent that performance shares become non-forfeitable, as determined by the Compensation Committee. Dividend equivalents may be settled in cash, shares or a combination of both. Holders of performance units have no voting rights or dividend rights associated with those awards.

     Other Stock-Based Awards. The Compensation Committee may also grant other types of stock-based awards, including the grant or offer for sale of unrestricted shares of our common stock. The terms of any such award will be at the discretion of the Compensation Committee, subject to the terms of the 2010 Plan.

SHARES AVAILABLE FOR AWARDS; MAXIMUM AWARDS. The stock to be available for issuance under the 2010 Plan are be shares of the Company's Common Stock, par value $.01 per share, which may be unissued shares or treasury shares. Subject to certain adjustments upon changes in capitalization, a maximum of 200,000 shares of the Common Stock will be available for issuance to participants under the 2010 Plan. The maximum aggregate number of shares subject to all awards granted in any one plan year to any one participant shall be 100,000.

ADJUSTMENTS FOR CORPORATE CHANGES. In the event of a recapitalization, reclassification or other specified event affecting us or shares of our common stock, the Compensation Committee shall make appropriate and proportionate adjustments in the number and kind of shares that may be issued under the 2010 Plan, as well as other maximum limitations under the 2010 Plan, and the number and kind of shares of common stock or other rights and prices under outstanding awards.

PERFORMANCE MEASURES. The 2010 Plan provides that, with respect to certain awards, the Compensation Committee may make the degree of payout and/or vesting dependent upon the attainment of certain performance measures set forth in the 2010 Plan. Performance goals with respect to awards intended to qualify as performance based compensation are limited to the following performance measures: net earnings or net income (before or after taxes); earnings per share; net sales or revenue growth; net operating profit; return measures (including return on assets, capital, invested capital, equity, sales or revenue); cash flow (including operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment); EBITDA; gross or operating margins; productivity ratios; share price (including growth measures and total shareholder return); expense targets; margins; operating efficiency; market share; customer satisfaction; working capital targets; and economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital).

Performance measures may be used to measure our performance together with our subsidiaries as a whole or any of our business units or any combination thereof. Performance measures may also be established relative to: (i) peer companies selected by the Compensation Committee; (ii) internal goals; or (iii) levels attained in prior years. The Compensation Committee may provide in any award that an evaluation of performance may include or exclude various events, including asset write-downs, the effect of changes in the tax laws and extraordinary items such as acquisitions or divestitures. In addition, if applicable tax and/or securities laws and applicable listing rules change to permit Compensation Committee discretion to alter the governing performance measures, then the Compensation Committee may make such changes without seeking stockholder approval.


TAX WITHHOLDING. To the extent that a participant incurs any tax liability in connection with the exercise or receipt of an award under the 2010 Plan, we have the right to deduct or withhold, or to require the participant to pay to us, the minimum statutory amount to satisfy federal, state and local tax withholding obligations. In addition, the Compensation Committee may allow the participant to satisfy the withholding obligation by allowing us to withhold a portion of the shares to be issued to the participant. Those shares would be available for future awards under the 2010 Plan.

TANSFERABILITY. All awards under the 2010 Plan are nontransferable other than by will or the laws of descent and distribution, provided that, with respect to awards other than incentive stock options, the Compensation Committee may, in its sole discretion, permit transferability to a family member or family trust, foundation or other entity, on a general or specific basis. Unless otherwise provided in the award agreement, awards granted under the 2010 Plan may be exercised only by the participant during the participant's lifetime.

AMENDMENT AND TERMINATION. The Compensation Committee may, at any time and from time to time and in any respect, amend or modify the 2010 Plan. The Board must obtain stockholder approval of any material amendment to the 2010 Plan if required by any applicable law, regulation or stock exchange rule. In addition, no option or SAR award under the 2010 Plan may be repriced, replaced or regranted through cancellation without the prior approval of the stockholders, except for adjustments by the Compensation Committee for corporate changes described above. The Board of Directors may amend the 2010 Plan or any award agreement, which amendment may be retroactive, in order to conform it to any present or future law, regulation or ruling relating to plans of this or similar nature. No amendment or modification of the 2010 Plan or any award agreement may adversely affect any outstanding award without the written consent of the participant holding the award.

FUTURE 2010 PLAN BENEFITS. Awards under the 2010 Plan are discretionary and cannot be determined at this time.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The following is a brief description of certain federal income tax consequences that will generally apply to awards issued under the 2010 Plan, based on current federal income tax laws. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences. Participants in the 2010 Plan should not rely on this discussion for individual tax advice, as each participant's situation and the tax consequences of exercising awards and disposing of the underlying shares of common stock will vary depending upon the specific facts and circumstances involved. Each participant is advised to consult with his or her own tax advisor.


     Incentive Stock Options. A participant will not recognize income upon the grant or exercise of an award that qualifies as an incentive stock option ("ISO") under the 2010 Plan. However, the difference between the fair market value of the stock on the date of exercise and the exercise price is an item of tax preference which may cause the participant to be subject to the alternative minimum tax in the year in which the ISO is exercised.


If a participant exercises an ISO and does not dispose of the underlying shares within (i) two years from the date of grant of the ISO, and (ii) one year from the date of exercise, the participant will generally recognize capital gain or loss on a subsequent sale of the stock equal to the difference between the sales price and the exercise price. If a participant disposes of common stock acquired upon exercise of an ISO before the expiration of either the two-year or the one-year holding periods described in the preceding sentence (each a "disqualifying disposition"), the participant will generally realize ordinary income in an amount equal to the lesser of (a) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (b) the excess of the fair market value of the shares on the date of disposition over the exercise price. The remaining gain, if any, will be taxed to the participant as long-term or short-term capital gain depending on the holding period for such shares. We will not be allowed any deduction for federal income tax purposes at either the time of grant or the time of exercise of an ISO. Upon any disqualifying disposition by a participant, we will generally be allowed a deduction to the extent the participant realizes ordinary income.



     Nonqualified Stock Options. A participant who is granted an option under the 2010 Plan which does not qualify as an ISO shall be treated as having been granted a nonqualified stock option ("NQSO"). Generally, the grant of an NQSO does not result in a participant recognizing income. Upon the exercise of an NQSO, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of the common stock at the time of exercise over the exercise price of the NQSO. We will generally be entitled to a deduction for federal income tax purposes in an amount equal to the amount included in income by the participant, provided we satisfy our information reporting obligations with respect to such income.

On a subsequent sale of the shares of the common stock, the participant will recognize capital gain or loss equal to the difference between the amount realized from the sale of stock and the participant's adjusted basis in those shares, which will generally be the sum of the amount paid and the amount of income previously recognized by the participant in connection with the exercise of the NQSO. Such capital gain will be long or short term depending upon the holding period for such shares.

     Stock Appreciation Rights. In general, a participant will not recognize ordinary income for federal income tax purposes upon the grant of an SAR, and we will not be entitled to a deduction at that time. Upon the exercise of an SAR, the participant will recognize ordinary income equal to the amount by which the fair market value of a share on the exercise date exceeds the exercise price of the SAR, multiplied by the number of shares with respect to which the participant exercises his or her SAR. We will be entitled to a federal income tax deduction equal to the amount of ordinary income the recipient is required to recognize in connection with the exercise. The participant's basis in those shares will equal their fair market value on the date of their acquisition.

In general, the issuance of a tandem SAR will not result in a participant recognizing ordinary income. We will not be entitled to a deduction at such time. Upon the exercise of a tandem SAR, the participant will recognize ordinary income equal to the amount by which the fair market value of the shares acquired under the tandem SAR on the exercise date exceeds the exercise price of such shares. We will generally be entitled to a corresponding deduction equal to the amount of income recognized by the participant.

     Other Stock-Based or Performance-Based Awards. The recipient of performance units/shares or other stock-based or performance-based awards under the 2010 Plan will not recognize taxable income at the time of grant as long as the award is nontransferable and is subject to a substantial risk of forfeiture as a result of performance-based vesting targets, continued services requirements or other conditions that must be satisfied before delivery of shares can occur. The recipient will generally recognize ordinary income when the substantial risk of forfeiture expires or is removed. We will generally be entitled to a corresponding deduction equal to the amount of income the recipient recognizes. On a subsequent sale of the shares, the recipient will recognize capital gain or loss equal to the difference between the sales price and the participant's adjusted basis in those shares, which will generally be the amount of income previously recognized by the participant.


     Miscellaneous Tax Issues. Compensation to a participant who is an employee which results from awards under the 2010 Plan will constitute wages for purposes of the Federal Insurance Contributions Act and the Federal Unemployment Tax Act and thus will result in additional tax liability to us, generally with respect to each award at the time that such award is no longer subject to a substantial risk of forfeiture or becomes transferable.


NEW PLAN BENEFITS. The 2010 Plan will become effective upon adoption by the Board of Directors following approval by our shareholders. No benefits have been received or allocated under the plan. As such, the benefits and amounts are not determinable at this time. If the 2010 Plan is approved and adopted, the Compensation Committee will have discretion to determine eligibility for awards; determine award recipients; establish the amount and type of award; determine the terms and conditions of awards; grant awards; and make all other determinations relating to the 2010 Plan.

      SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS.

The following table sets forth information as of January 11, 2010 with respect to compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance, aggregated as follows:

Plan category       Securities to     Weighted average   Remaining available
                      be issued       exercise price     for future issuance
                    upon exercise     of outstanding        under equity
                    of outstanding       options         compensation plans
                       options,        warrants and         (excluding
                     warrants and         rights             securities
                       rights                               reflected in
                                                             column (a))
                         (a)                (b)                 (c)
-------------------  ------------      -------------     -------------------

Equity compensation
plans approved by
security holders      132,000(1)         $11.86(2)           147,873(3)

----------------------------------------------------------------------------

Equity compensation
plans not approved
by security holders      None               N/A                 None

----------------------------------------------------------------------------
     Total            132,000(1)         $11.86(2)           147,873(3)
----------------------------------------------------------------------------

(1) There were 102,000 stock options outstanding as of January 11, 2010. Also included are 30,000 Restricted Stock Units issued pursuant to the 2008 RSU Plan that were not vested as of January 11, 2010.

(2) Reflects the weighted average exercise price of all outstanding options.

(3) As of January 11, 2010 the Company had 43,088 shares of Common Stock available for future issuance pursuant to the 2007 Stock Compensation Plan for Non-Employee Directors. Pursuant to the 2007 Plan, each non-employee director will receive, on July 1 of each year, an annual grant of a number of shares of Common Stock of the Company equal in value to $18,000 based on the fair market value of the Common Stock on the date of grant. The Company also had 104,785 RSUs available for future issuance under the 2008 RSU Plan. There were no stock options available for future issuance as both of the Company's stock option plans expired in fiscal 2009.


BOARD RECOMMENDATION; INTEREST OF CERTAIN PERSONS

The Board of Directors believes that the 2010 Plan will provide a valuable benefit to the Company by enhancing its ability to attract and retain highly qualified officers and employees. The Board has recommended that the 2010 Plan be submitted to the shareholders at the Annual Meeting for their approval.

The Company's officers and key employees have an interest in the proposal to adopt the 2010 Plan since each is an eligible participant in such awards that may be granted under the 2010 Plan by the Compensation Committee.


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF
        THE INTERGROUP CORPORATION 2010 OMNIBUS EMPLOYEE INCENTIVE PLAN.

                             OTHER BUSINESS

As of the date of this statement, management knows of no business to be presented at the meeting that is not referred to in the accompanying notice. As to other business that may properly come before the meeting, it is intended that the proxies properly executed and returned will be voted in respect thereof at the discretion of the person voting the proxies in accordance with the best judgment of that person.


                           SHAREHOLDER PROPOSALS

It is presently anticipated that the fiscal 2010 Annual Meeting of Shareholders will be held on or around February 23, 2011. Any shareholder proposals intended to be considered for inclusion in the proxy statement for presentation at the fiscal 2010 Annual Meeting must be received by the Company no later than October 23, 2010. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Act of 1934. It is suggested that the proposal be submitted by certified mail - return receipt requested.

                       ANNUAL REPORT ON FORM 10-K

The Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2009 accompanies this proxy statement, but is not deemed a part of the proxy solicitation material. A copy of the Company's Form 10-K for the fiscal year ended June 30, 2009, as required to be filed with the Securities and Exchange Commission, excluding exhibits, will also be mailed to shareholders without charge upon written request to: John V. Winfield, President, The InterGroup Corporation, 10940 Wilshire Blvd., Suite 2150, Los Angeles, CA 90024. Such requests must set forth a good-faith representation that the requesting party was either a holder of record or beneficial owner of the common stock of the Company on January 11, 2010. The Company's Form 10-K and other public filings are also available through the Securities and Exchange Commission's world-wide-web site (http://www.sec.gov).


                                       By Resolution of the Board of Directors

                                       THE INTERGROUP CORPORATION

                                       Gary N. Jacobs
                                       Secretary
Dated:  Los Angeles, California
January 26, 2010

                                 APPENDIX A

                        THE INTERGROUP CORPORATION
                          AUDIT COMMITTEE CHARTER
                      (As Amended on January 5, 2009)

Purpose:
-------

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility of overseeing management's conduct of the Company's financial reporting process, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention and shall have full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders, and the Company's independent registered public accounting firm is ultimately accountable to the Board and the Committee as such representatives of shareholders. It is the responsibility of the Committee to maintain free and open means of communication between the Board, the independent registered public accounting firm and the financial management and internal auditors of the Company.

The Committee shall review the adequacy of this Charter on an annual basis.

Membership:
----------

The Committee shall be comprised of at least three (3) "independent" directors that meet the composition requirements as defined by the rules of the Securities and Exchange Commission ("SEC") and The NASDAQ Stock Market LLC ("NASDAQ") as may be modified and supplemented from time to time. Accordingly, all of the members of the Committee will be directors:

1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company;

2.  Are not affiliates of the Company;

3. Do not receive any compensation from the Company other than in the capacity as director; and

4. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee.

In addition, at least one member of the Committee will qualify as an audit committee financial expert as defined by the Securities and Exchange Commission.

The members of the Committee shall be elected by the Board at the annual meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chairman of the Committee is elected by the full Board, the members of the Committee may designate a Chairman of the Committee by majority vote of the full Committee Membership.

Meetings:
--------

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Minutes of each meeting of the Committee should be recorded by the Secretary to the Committee. Approval by a majority of the members present at a meeting at which a quorum is present shall constitute approval by the Committee. The Committee may also act by unanimous written consent without a meeting. As part of its job to foster open communication, the Committee should meet at least annually with management and the Company's independent registered public accounting firm in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chairman should meet with the Company's independent registered public accounting firm and management quarterly to review the Company's financials consistent with #2 below. The Committee may request any officer or employee of the Company or the Company's outside counsel or the Company's independent registered public accounting firm to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Key Responsibilities:
--------------------

The Committee's job is one of oversight, and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the Company's independent registered public accounting firm is responsible for auditing those financial statements pursuant to professional standards. Additionally, the Committee recognizes that financial management has more time, knowledge and detailed information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

     1. The Committee shall review with management and the Company's independent registered public accounting firm the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-K) prior to the filing of the Form 10-K or, if deemed appropriate, prior to any year-end earnings release. The Committee shall review and consider with Company's independent registered public accounting firm the all matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, as amended by SAS No.90, by auditors with audit committees.

     2. As a whole, or through the Committee chair, the Committee shall review with the Company's independent registered public accounting firm the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61, as amended by SAS No. 90 with respect to quarterly financial statements. Such review will occur prior to the Company's filing of the Form 10-Q or, if deemed appropriate, prior to any quarterly earnings releases.

     3. Review disclosures made to the Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

     4.  The Committee shall:

     (a) request from the Company's independent registered public accounting firm annually a formal written statement delineating all relationships between the independent registered public accounting firm and the Company consistent with Independence Standards Board Standard No. 1;

     (b) discuss with the Company's independent registered public accounting firm any disclosed relationships or services which may impact that firm's objectivity or independence; and

     (c) recommend that the Board take appropriate action in response to the Company's independent registered public accounting firm's report to satisfy itself of that firm's independence.

     5. The Committee shall have the sole authority to appoint or replace the Company's independent registered public accounting firm (subject, if applicable, to shareholder ratification). The Committee shall be directly responsible for the compensation and oversight of the work of the Company's independent registered public accounting firm (including resolution of disagreements between management and the Company's independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Company's independent registered public accounting firm shall report directly to the Committee.

     6. The Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the company by its independent registered public accounting firm, subject to the de minimus exceptions for non-audit services described in Section 10A
(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted nonaudit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Committee at its next scheduled meeting.

     7. Review and discuss quarterly reports from the Company's independent registered public accounting firm:

     (a) All critical accounting policies and practices to be used.

     (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting.

     (c) Other material written communications between the independent registered public accounting firm and management, such as any management letter or schedule of unadjusted differences.

     8. Periodically consult with the Company's independent registered public accounting firm, out of the presence of management, about internal controls and the fullness and accuracy of the organization's financial statements.

     9. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent registered public accounting firm who participated in any capacity in the audit of the Company.

     10. Discuss with management the Company's use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

     11. Establish regular and separate systems of reporting to the Committee by each of management, the independent registered public accounting firm, and the internal accountants regarding any significant judgments made in management's preparation of the financial statements, and the view of each as to appropriateness of such judgments.

     12. Following completion of the annual audit, review separately with each of management and the independent registered public accounting firm any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     13. Review any significant disagreement among management and the independent registered public accounting firm in connection with the preparation of the financial statements.

     14. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     15. Establish, review, and update periodically a Code of Ethical Conduct, and ensure that management has established a system to enforce this Code.

     16. Review and approve any transactions between the Company and its officers, directors or 5% shareholders.

     17. The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the Company's independent registered public accounting firm for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.


Reporting Responsibilities:
--------------------------

The Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

The Committee shall prepare such other reports for the full Board of Directors and others as it shall deem necessary to discharge its responsibilities under this Charter.

                         THE INTERGROUP CORPORATION
                    2010 OMNIBUS EMPLOYEE INCENTIVE PLAN

                               Article 1.
                   Establishment, Purpose, and Duration

     1.1 ESTABLISHMENT. The InterGroup Corporation, a Delaware corporation (hereinafter referred to as the "Company"), establishes an incentive compensation plan to be known as The InterGroup Corporation 2010 Omnibus Employee Incentive Plan (hereinafter referred to as the "Plan"), as set forth in this document.

    This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Performance Shares, Performance Units and Other Stock-Based Awards.

    This Plan shall become effective upon adoption by the Board of Directors of the Company after shareholder approval (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

     1.2 PURPOSE OF THIS PLAN. The purpose of this Plan is to provide a means whereby Officers and Employees of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of this Plan is to provide a means through which the Company may attract able individuals to become Officers and Employees of the Company and to provide a means for such individuals to acquire and maintain stock ownership in the Company, thereby strengthening their concern for the welfare of the Company.

     1.3 DURATION OF THIS PLAN. Unless sooner terminated as provided herein, this Plan shall terminate ten (10) years from the Effective Date. After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan's terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten (10) years after the earlier of (a) adoption of this Plan by the Board, or (b) the Effective Date.


                               Article 2.
                              Definitions

     Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

     2.1 "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Performance Shares, Performance Units, or Other Stock-Based Awards, in each case subject to the terms of this Plan.

     2.2 "Award Agreement" means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

     2.3 "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

     2.4 "Board" or "Board of Directors" means the Board of Directors of the Company.

     2.5 "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

     2.6 "Committee" means the Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board. If the Committee does not exist or cannot function for any reason, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

     2.7 "Company" means The InterGroup Corporation, a Delaware corporation, and any successor thereto as provided in Article 17 herein.

     2.8 "Covered Employee" means any salaried Employee who is or may become a "Covered Employee," as defined in Code Section 162(m), and who is designated, either as an individual Employee or class of Employees, by the Committee within the shorter of (i) ninety (90) days after the beginning of the Performance Period, or (ii) twenty-five percent (25%) of the Performance Period has elapsed, as a "Covered Employee" under this Plan for such applicable Performance Period.

     2.9 "Director" means any individual who is a member of the Board of Directors of the Company.

     2.10    "Effective Date" has the meaning set forth in Section 1.1.

     2.11 "Employee" means any person, including Officers, designated as an employee of the Company and/or its Subsidiaries on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company and/or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company and/or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company and/or Subsidiary during such period.

     2.12 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

     2.13 "Fair Market Value" or "FMV" means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share reported on The NASDAQ Stock Market ("NASDAQ") or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, Fair Market Value shall be deemed to be equal to the reported closing price of a Share on the most recent date on which Shares were publicly traded. If there are no Common Stock transactions reported for such date, the determination shall be made as of the last immediately preceding date on which the Common Stock transactions were reported. If there shall be any material alteration in the present system of reporting sales prices of the Common Stock, or if the Common Stock shall no longer be traded or listed as set forth above, the Fair Market Value of the Common Stock as of a particular date shall be determined under such method as shall be determined by the Committee. Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an Award.

     2.14 "Family Members" of a Participant means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such Participant, including adoptive relationships, any person sharing such Participant's household (other than a tenant or employee), a trust in which such individuals have more than fifty percent of the beneficial interest, a foundation in which these individuals (or the Participant) control the management of assets, and any other entity in which these individuals (or the Participant) own more than fifty percent of the voting interest.

     2.15 "Freestanding SAR" means an SAR that is granted independently of any Options, as described in Article 7.

     2.16 "Full Value Award" means an Award other than in the form of an ISO, NQSO or SAR, and which is settled by the issuance of Shares.

     2.17 "Grant Price" means the price established at the time of grant of a SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

     2.18 "Incentive Stock Option" or "ISO" means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code
Section 422, or any successor provision.

     2.19 "Insider" means an individual who is, on the relevant date, an officer, or Director of the Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

     2.20    "Non-employee Director" means a Director who is not an Employee.

     2.21 "Nonqualified Stock Option" or "NQSO" means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

     2.22 "Option" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.

     2.23 "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

     2.24 "Other Stock-Based Award" means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to
Article 9.

     2.25    "Participant" means any eligible individual as set forth in
Article 5 to whom an Award is granted.

     2.26 "Performance-Based Compensation" means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code
Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

     2.27 "Performance Measures" means measures as described in Article 11 on which the performance goals are based and which are approved by the Company's shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

     2.28 "Performance Period" means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

     2.29 "Performance Share" means an Award under Article 8 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

     2.30 "Performance Unit" means an Award under Article 8 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

     2.31 "Permitted Transfer" means any transfer of an Award, other than an ISO, by a Participant to a Participant's Family Member made by gift or domestic relations order if such transfer is not for value; provided, however, that neither (i) a transfer under a domestic relations order in settlement of marital property rights nor (ii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members or the Participant in exchange for an interest in that entity shall be deemed a transfer for value for the purposes of determining whether a transfer is a Permitted Transfer.

     2.32 "Plan" means The InterGroup Corporation 2010 Omnibus Employee Incentive Plan.

     2.33    "Plan Year" means the Company's fiscal year.

     2.34 "Share" means a share of common stock of the Company, $.01 par value per share.

     2.35 "Stock Appreciation Right" or "SAR" means an Award, designated as an SAR, pursuant to the terms of Article 7 herein.

     2.36 "Subsidiary" means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

     2.37 "Tandem SAR" means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).


                               Article 3.
                            Administration

     3.1 General. The Committee shall be responsible for administering this Plan, subject to this Article 3 and the other provisions of this Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

     3.2 Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of this Plan and any Award Agreement or other agreement or document ancillary to or in connection with this Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, granting Awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company, construing any ambiguous provision of the Plan or any Award Agreement, and, subject to Article 16, adopting modifications and amendments to this Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Associates, and/or its Subsidiaries operate.

     3.3 Delegation. The Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Subsidiaries and Associates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; and (b) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee who is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.


                               Article 4.
                Shares Subject to this Plan and Maximum Awards

     4.1 Number of Shares Available for Awards and Maximum Awards. Subject to adjustment as provided in Section 4.3 herein, the maximum number of Shares available for issuance to Participants under this Plan (the "Share Authorization") shall be two hundred thousand (200,000) Shares. The maximum aggregate number of Shares subject to all Awards granted in any one Plan Year to any one Participant shall be 100,000.

     4.2 Share Usage. Shares covered by an Award shall only be counted as used to the extent they are actually issued. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee's permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan. Moreover, if the Option Price of any Option granted under this Plan or the tax withholding requirements with respect to any Award granted under this Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), or if an SAR is exercised, only the number of Shares issued, net of the Shares tendered, if any, will be deemed delivered for purposes of determining the maximum number of Shares available for delivery under this Plan. The Shares available for issuance under this Plan may be authorized and unissued Shares or treasury Shares.

     4.3 Adjustments in Authorized Shares. If the outstanding securities of the class then subject to this Plan are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or if cash, property or securities are distributed in respect of those outstanding securities, in any case as a result of a reorganization, merger consolidation, recapitalization, restructuring , reclassification, extraordinary dividend or other distribution, stock split, reverse stock split or the like, or if substantially all of the property and assets of the Company are sold, then, the Committee will make appropriate and proportionate adjustments in (a) the number and type of shares or other securities or cash or other property that may be acquired pursuant to Options or are the basis for determining the value of other Awards previously granted under this Plan, (b) the maximum number and type of shares or other securities or cash or other property that may be issued pursuant to Awards thereafter granted under this Plan, and (c) the maximum number of Shares for which Awards may be granted during any one calendar year; provided, however, that no adjustment may be made to the number of Shares that may be acquired pursuant to outstanding Incentive Stock Options or the maximum number of Shares with respect to which Incentive Stock Options may be granted under this Plan to the extent the adjustment would result in those options being treated as other than Incentive Stock Options.

     Subject to Section 15.3, the Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under this Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. Subject to Section 15.3, the determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

     Subject to the provisions of Article 15 and notwithstanding anything else herein to the contrary, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate (including, but not limited to, a conversion of equity awards into Awards under this Plan in a manner consistent with paragraph 53 of FASB Interpretation No. 44), subject to compliance with the rules under Code Sections 422 and 424, as and where applicable.

                               Article 5.
                    Eligibility and Participation

     5.1 Eligibility. Individuals eligible to participate in this Plan include all Officers and Employees.

     5.2 Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.

                               Article 6.
                             Stock Options

     6.1 Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion; provided that ISOs may be granted only to eligible Employees of the Company or of any parent or subsidiary corporation (as permitted under Code Sections 422 and 424).

     6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO.

     6.3 Option Price. The Option Price for each grant of an Option under this Plan shall be determined by the Committee in its sole discretion and shall be specified in the Award Agreement; provided, however, the Option Price on the date of grant must be at least equal to one hundred percent (100%) of the FMV of the Shares as determined on the date of grant. Notwithstanding the foregoing, the price at which shares of stock may be purchased under an ISO granted to a Participant who is a ten-percent owner shall not be less than one hundred ten percent (110%) of the FMV of the Shares as determined on the date of grant. For this purpose, a "ten-percent owner" shall mean a person who, at the time the ISO is granted, owns stock with more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

     6.4 Term of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, the period during which an ISO may be exercised by a ten percent owner shall expire not later than five years from the date the ISO is granted.

     6.5 Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

     6.6 Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

     A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six (6) months (or such other period, if any, as the Committee may permit) prior to their tender to satisfy the Option Price if acquired under this Plan or any other compensation plan maintained by the

Company or have been purchased on the open market); (c) by a cashless exercise (broker-assisted exercise) through a "same day sale" commitment; (d) by utilizing a net gain procedure; (e) by a combination of (a), (b), (c) and (d); or (f) any other method approved or accepted by the Committee in its sole discretion.

     The net gain procedure, is intended to work, in effect, like a stock-settled SAR. An option holder who elects to use the net gain procedure will receive the number of shares of common stock with a value equal to the difference between the market price on the date of exercise and the exercise price of the option, less applicable tax withholding. For example, if an optionee has an option to acquire 300 shares at an exercise price of $10.00 per share and exercises the option when the market price is $30.00 and the withholding rate is 30%, the optionee would receive 140 shares (100 shares would be withheld to pay the exercise price and 60 shares would be withheld to pay the required withholding tax.



     Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of [book entry Shares], or upon the Participant's request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

     Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

     6.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

     6.8 Termination of Employment. Each Participant's Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment or provision of services to the Company and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

     6.9 Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.


                               Article 7.
                      Stock Appreciation Rights

     7.1 Grant of SARs. Subject to the terms and conditions of this Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

     Subject to the terms and conditions of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs.

      The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement; provided, however, the Grant Price on the date of grant must be at least equal to one hundred percent (100%) of the FMV of the Shares as determined on the date of grant. The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.

     7.2 SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

     7.3 Term of SAR. The term of an SAR granted under this Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant.

     7.4 Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

     7.5. Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

     Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the excess of the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised over the Option Price of the underlying ISO; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

     7.6 Settlement of SAR Amount. Subject to Section 19.11 herein, upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company of Shares in an amount determined by multiplying:

        (a) The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price, less applicable tax withholding; by

        (b) The number of Shares with respect to which the SAR is exercised.

     7.7 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment with or provision of services to the Company, its Associates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

     7.8 Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of an SAR granted pursuant to this Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of an SAR for a specified period of time.


                               Article 8.
                 Performance Units/ Performance Shares

     8.1 Grant of Performance Units/ Performance Shares. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

     8.2 Value of Performance Units/ Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/ Performance Shares that will be paid out to the Participant.

     8.3 Earning of Performance Units/ Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/ Performance Shares shall be entitled to receive payout on the value and number of Performance Units/ Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

     8.4 Form and Timing of Payment of Performance Units/ Performance Shares. Payment of earned Performance Units/ Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/ Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/ Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

     8.5 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant's employment with or provision of services to the Company, its Associates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.


                               Article 9.
                         Other Stock-Based Awards

     9.1 Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

     9.2 Value of Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

     9.3 Payment of Other Stock-Based Awards. Payment, if any, with respect to an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.

     9.4 Termination of Employment. The Committee shall determine the extent to which the Participant shall have the right to receive Other Stock-Based Awards following termination of the Participant's employment with or provision of services to the Company, its Associates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, and may be included in an agreement entered into with each Participant, but need not be uniform among all Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

                               Article 10.
                        Transferability of Awards

     10.1 Transferability of Incentive Stock Options. No ISO granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under Article 6 shall be exercisable during his or her lifetime only by such Participant.

     10.2 All Other Awards. Except for any Permitted Transfers provided for in a Participant's Award Agreement, which Permitted Transfers may be subject to additional restrictions determined by the Committee and as set forth in the Award Agreement, no other Award granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except with respect to interests in Awards which have been subject to a Permitted Transfer provided for in a Participant's Award Agreement, all Awards granted to a Participant under this Plan shall be exercisable during his or her lifetime only by such Participant. With respect to those Awards (other than ISOs), if any, that are subject to Permitted Transfers, references in this Plan to exercise or payment related to such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant's Family Members to whom such Permitted Transfers were made.


                               Article 11.
                           Performance Measures

     11.1 Performance Measures. The performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance
Measures:

        (a) Net earnings or net income (before or after taxes);

        (b) Earnings per share;

        (c) Net sales or revenue growth;

        (d) Net operating profit;

        (e) Return measures (including but not limited to, return on assets, capital, invested capital, equity, sales or revenue);

        (f) Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

        (g) Earnings before or after taxes, interest, depreciation, and/or amortization;

        (h) Gross or operating margins;

        (i) Productivity ratios;

        (j) Share price (including, but not limited to, growth measures and total shareholder return);

        (k) Expense targets;

        (l) Margins;

        (m) Operating efficiency;

        (n) Market share;

        (o) Customer satisfaction;

        (p) Working capital targets; and

        (q) Economic value added or EVA(r) (net operating profit after tax minus the sum of capital multiplied by the cost of capital).


     Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Associate as a whole or any business unit of the Company, Subsidiary, and/or Associate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (j) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 12.

     11.2 Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs,
(e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

     11.3 Adjustment of Performance-Based Compensation. Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

     11.4 Committee Discretion. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 12.1.


                               Article 12.
                          Dividend Equivalents

     Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee.


                                Article 13.
                          Beneficiary Designation

     Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such beneficiary designation, benefits remaining unpaid or rights remaining unexercised at the Participant's death shall be paid or exercised by the Participant's executor, administrator, or legal representative.


                               Article 14.
                         Rights of Participants

     14.1 Employment. Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Associates, and/or its Subsidiaries, to terminate any Participant's employment or service on the Board or to the Company at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment or service as an Officer or Director for any specified period of time.

     Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Associates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 15, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Associates, and/or its Subsidiaries.

     14.2 Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

     14.3 Rights as a Stockholder. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.


                               Article 15.
            Amendment, Modification, Suspension, and Termination

     15.1    Amendment, Modification, Suspension, and Termination. Subject to
Section 15.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate this Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company's stockholders and except as provided in Section 4.3, Options or SARs issued under this Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the Option Price of a previously granted Option or the Grant Price of a previously granted SAR, and no material amendment of this Plan shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule.

     15.2 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.


     15.3 Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary (other than Section 15.4), no termination, amendment, suspension, or modification of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.

     15.4 Amendment to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Board of Directors may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), and to the administrative regulations and rulings promulgated thereunder.


                               Article 16.
                               Withholding

     16.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

     16.2 Share Withholding. With respect to withholding required upon the exercise of Options or SARs, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.


                               Article 17.
                               Successors

     All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.


                                Article 18.
                            General Provisions

     18.1 Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

     18.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

     18.3 Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     18.4 Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     18.5 Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to:

        (a) Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

        (b) Completion of any registration or other qualification of Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.


     18.6 Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary or advisable to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18.7 Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

    Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

     18.8 Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be affected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

     18.9 Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or its Associates may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any person acquires a right to receive payments from the Company, its Subsidiaries, and/or its Associates under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Associate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Associate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

     18.10 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

     18.11 Retirement and Welfare Plans. Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards may be included as "compensation" for purposes of computing the benefits payable to any Participant under the Company's or any Subsidiary's or Associate's retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant's benefit.

     18.12 Deferred Compensation. No deferral of compensation (as defined under Code Section 409A or guidance thereto) is intended under this Plan. However, the Committee may permit deferrals of compensation pursuant to the terms of a Participant's Award Agreement, a separate plan or a subplan which meets the requirements of Code Section 409A and any related guidance. Employees who are subject to Code Section 409A shall only be granted Awards under this Plan that meet the requirements of Code Section 409A or qualify for an exemption under Code Section 409A or any related guidance. If any Employee who is subject to Code Section 409A receives an Award that does not comply with Code Section 409A or qualify for an exemption thereto, such Award shall be null and void and shall be deemed to have never been granted. Additionally, to the extent any Award is subject to Code Section 409A, notwithstanding any provision herein to the contrary, the Plan does not permit the acceleration of the time or schedule of any distribution related to such Award, except as permitted by Code Section 409A, the regulations thereunder, and/or the Secretary of the United States Treasury.

     18.13 Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

     18.14 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company's or a Subsidiary's or an Associate's right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a Subsidiary or an Associate to take any action which such entity deems to be necessary or appropriate.

     18.15 Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware, to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

                             FORM OF PROXY

                         THE INTERGROUP CORPORATION
          This Proxy is Solicited on Behalf of the Board of Directors


The undersigned hereby (a) acknowledges receipt of the Notice of Annual
Meeting of Shareholders of The InterGroup Corporation to be held on February 24, 2010 at 2:30 P.M. at the Hilton San Francisco Financial District, 750 Kearny Street, San Francisco, CA 94108 and the Proxy Statement in connection therewith each dated January 26, 2010; (b) appoints John V. Winfield and Gary
N. Jacobs, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this Form of Proxy, all of the shares of Common Stock of The InterGroup Corporation held of record by the undersigned on January 11, 2010 at the Annual Meeting of Shareholders to be held on February 24, 2010 or at any adjournment thereof.


                   (Continued and to be signed on reverse side)

                        Annual Meeting of Shareholders Of
                          THE INTERGROUP CORPORATION

                              FEBRUARY 24, 2010

                         Please date, sign and mail
                           your proxy card in the
                          envelope provided as soon
                                 as possible.


    Please detach along perforated line and mail in the envelope provided.
----------------------------------------------------------------------------

Please sign, date and return promptly in the enclosed envelope. Please mark your vote in blue or black ink as shown here [x]

1. Election of Class A Directors

[ ] FOR ALL NOMINEES          Nominees:
                              ( ) John V. Winfield
                              ( ) Josef A. Grunwald

[ ] WITHHOLD AUTHORITY
    FOR ALL NOMINEES

[ ] FOR ALL EXCEPT
    (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s) mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold as shown here (x).

2.  PROPOSAL TO APPROVE THE RETENTION             FOR       AGAINST   ABSTAIN
    OF BURR PILGER MAYER, INC. AS
    AS THE COMPANY'S INDEPENDENT REGISTERED       [ ]         [ ]       [ ]
    PUBLIC ACCOUNTANTS

3.  PROPOSAL TO APPROVE THE INTERGROUP            FOR       AGAINST   ABSTAIN
    CORPORATION 2010 OMNIBUS
    EMPLOYEE INCENTIVE PLAN                       [ ]         [ ]       [ ]

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1, 2, 3 and 4.


To change the address on your account, please check the box at the right
and indicate your new address in the address space above. Please note     [ ]
that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder _____________________   Date: ____________

Signature of Shareholder _____________________   Date: ____________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held by jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.